Temporary Financial Services, Inc.
200 North Mullan Road, Suite 213
Spokane, Washington 99206

February 7, 2005

United States Securities & Exchange Commission
Washington, D.C. 20549

Attention: Ms. Lisa Haynes, Staff Accountant

RE: Temporary Financial Services, Inc. Form 8-KA dated February 7, 2005 SEC File Number 333-60326

Commissioners:

      Accompanying this letter is Form 8-KA amending the Form 8-K filing dated January 10, 2005. The amendment provides the date of dismissal of our former accountant, which occurred on January 3, 2005. A new accountant's consent letter has also been included as Exhibit 16. This amendment is responsive to your letter dated January 26, 2005. Your letter requested that the Form 8-KA be filed within five days of the date of your letter. I have been out of the office and did not review your letter until February 5, 2005. I apologize for the delay.

      Your letter requests acknowledgement of various matters. This letter will confirm our understanding that:

      o The company is responsible for the adequacy and accuracy of the disclosures in the filings.

      o Staff comments or changes to disclosure in response to staff comments in the filings reviewed by the staff do not foreclose the commission from taking any action with respect to the filing; and

      o The company may not assert staff comments as a defense in any proceeding initiated by the commission or any person under the federal securities laws of the United States.

      Please contact me if you require anything further or if you have any questions concerning this Form 8-KA. In accordance with your request, I am providing a courtesy copy of this letter to you via facsimile, Fax # 202-942-9530, Attention Lisa Haynes. The hard copy will be mailed to your attention at Mail Stop 04-08.

Sincerely,

Temporary Financial Services, Inc.

Brad E. Herr, Chief Operating Officer and
Principal Financial and Accounting Director